Supplement to the
Fidelity® Low-Priced Stock Fund
September 29, 2001
Prospectus

Effective the close of business on May 16, 2002, the fund's shares are no longer available to new accounts. Shareholders of the fund on that date may continue to buy shares in accounts existing on that date. Investors who did not own shares of the fund on May 16, 2002 generally will not be allowed to buy shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by May 16, 2002, and 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since May 16, 2002. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

The following information has been added as the first bullet found under the heading "Principal Investment Strategies" in the "Investment Summary" section on page 3.

  Normally investing primarily in common stocks.

The following information replaces the first bullet found under the heading "Principal Investment Strategies" in the "Investment Summary" section on page 3.

  Normally investing at least 80% of assets in low-priced stocks (those priced at or below $35 per share), which can lead to investments in small and medium-sized companies.

The following information replaces the first paragraph found under the heading "Principal Investment Strategies" in the "Investment Details" section on page 6.

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in low-priced stocks. Low-priced stocks are those that are priced at or below $35 per share currently or at the time of the fund's investment. Stocks whose prices rise above $35 after purchase continue to be considered low-priced for purposes of the 80% policy. For convertible preferred stocks, FMR may consider the price of the security itself or the price of the security into which it is convertible.

LPS-02-02 July 31, 2002
1.480654.108

The new "Shareholder Notice" heading and the following information directly follows the Low-Priced Stock Fund paragraph found under the heading "Fundamental Investment Policies" in the "Investment Details" section on page 7.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

Low-Priced Stock Fund normally invests at least 80% of assets in low-priced stocks.